e 2026 February 23, 2026 Exhibit 99.1

Company Update 2026 3:45 PM - 4:30 PM 4:30 PM - 5:10PM 5:10 PM - 5:55 PM Registration Firm Overview Line of Business Q&A 5:55 PM - 6:05 PM Break 6:05 PM - 6:35 PM 6:35 PM - 7:30 PM Chairman and CEO Q&A Cocktail Hour with Senior Leaders Jeremy Barnum Marianne Lake, Mary Callahan Erdoes, Doug Petno, Troy Rohrbaugh Jamie Dimon